Sierra Tactical Municipal Fund

Class A Shares	STMKX
Class C Shares	STMHX
Special Shares	STMYX
Investor Shares	STMNX
Instl Shares	STMEX

Summary Prospectus	September 10, 2019

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated September 10, 2019, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at http://www.sierramutualfunds.com/documents/. You can also obtain these documents at no cost by calling 1-866-738-4363 or by sending an email request to ordersierra@thegeminicompanies.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.SierraMutualFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

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Investment Objectives: The Fund seeks total return, including tax-free income from the dividends of underlying municipal bond funds, while seeking to limit downside risk.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 9 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Special Shares	Investor Shares	Instl Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of purchase price or redemption proceeds)	1.00%	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None	None
Redemption Fee	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.40%	0.00%
Other Expenses(1)	0.64%	0.64%	0.58%	0.64%	0.64%
Acquired Fund Fees and Expenses(1)(2)	0.55%	0.55%	0.55%	0.55%	0.55%
Total Annual Fund Operating Expenses	2.19%	2.94%	1.88%	2.34%	1.94%
Fee Waiver and Reimbursement(3)	(0.41)%	(0.41)%	(0.41)%	(0.41)%	(0.41)%
Total Annual Fund Operating Expenses after Fee Waiver and Reimbursement	1.78%	2.53%	1.47%	1.93%	1.53%
(1)	Estimated for the current fiscal period.
(2)	Acquired Fund Fees and Expenses are the estimated average indirect costs of investing in other investment companies (the “Underlying Funds”). The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(3)	The Adviser has contractually agreed to waive its management fees and to make payments to limit Fund expenses, until January 31, 2021 so that the total annual operating expenses “(i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) of the Fund do not exceed 1.23%, 1.98%, 0.92%, 1.38%, and 0.98%, for Class A, Class C, Special Shares, Investor Shares and Instl shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years from the date when the amount is waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or the then-current expense limits. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and that the Adviser’s fee waiver is only in effect for the term of the waiver. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
Class A	$745	$1,103
Class C	$256	$788
Special Shares	$150	$465
Investor Shares	$196	$606
Instl Shares	$722	$1,031

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

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Principal Investment Strategies: The Fund invests in open-end investment companies (mutual funds) and exchange-traded funds (“ETFs”) that primarily invest in tax-exempt municipal bonds (“Underlying Municipal Bond Funds”), as well as municipal money market funds. “Tax exempt” refers to the exemption from federal income taxes of the dividends paid by the Underlying Funds, a benefit that will be passes through to shareholders as to ordinary dividends from the Fund.

Under normal circumstances, the Fund invests at least 80% of its net assets (defined as net assets plus the amount of any borrowing for investment purposes) in funds that primarily invest in municipal bonds or other municipal debt instruments. The Adviser uses a proprietary model to tactically allocate the Fund’s assets. When any Underlying Municipal Bond Fund declines in price enough to generate a “Sell signal” under the Adviser’s model, the Fund will sell that Underlying Municipal Bond Fund and move the proceeds temporarily to a tax-free money market fund. Conversely, when prices of a Underlying Municipal Bond Fund begins new uptrends sufficient to give a “Buy signal” under that model, the Adviser will select and purchase an Underlying Municipal Bond Fund, and will continue to make purchases with net cash inflows into the Fund.

The Fund invests in Underlying Municipal Bond Funds that may invest in high-yield municipal bonds (commonly known as “junk” bonds) as well as those that invest in investment-grade municipal bonds. The Fund does not have maturity or duration limitations with respect to holdings of the Underlying Municipal Bond Funds in which it invests. The Fund considers high-yield municipal bonds to be those that are rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”). From time to time and depending on market conditions, the Fund may be fully invested in Underlying Municipal Bond Funds that primarily invest or are fully invested in high-yield (or junk) municipal bonds.

The Adviser’s investment strategy is a tactical style that includes disciplines that attempt to limit downside risk (drawdown, meaning the magnitude of decline from highest price to the subsequent low) as well as to seek to enhance return through income and capital appreciation (total return). The current yield of the Fund is not a separate goal, and the monthly distribution yield will fluctuate.

The Adviser does not employ a passive, “buy and hold,” strategy. As part of its integrated risk-management disciplines, the Adviser monitors each Underlying Municipal Bond Fund daily and applies a trailing-stop discipline (which generates the sell signals) to each Underlying Municipal Bond Fund in the Fund’s portfolio. A trailing stop discipline is a discipline is which the stop level rises each day the price of the holding rises – thus the stops “trail” the price trend of the holding. The stop is recalculated daily as a percent or dollar amount below the most recent high price of the holding. When the price of the holding declines below the current stop, the Adviser sells the holding. This sell discipline is a proprietary approach (“Sell Disciplines”) that two of the Fund’s portfolio managers (Dr. Sleeper and Mr. Wright) have used within their related companies’ diversified separately managed accounts since 1987, in seeking to limit the impact on the overall Fund portfolio of any sustained decline in the municipal bond markets.

The Sell Disciplines are not designed to attempt to buy at lows or to sell at highs, but to seek to participate in a substantial part of any sustained uptrend in the municipal bond market, as well as to step aside during most of any sustained downtrend. The Adviser employs a “reactive” approach as distinct from a “predictive” approach. The Adviser does not expect to average more than two Sell signals alternated with two Buy signals per year. Thus, the Adviser expects that the Fund’s portfolio turnover rate will average approximately 200% per year. This tactical approach has historically meant that most gains to be realized by the Fund upon sales of Underlying Municipal Bond Funds will be taxed as short-term capital gains rather than long-term capital gains.

It should be noted that (1) purchases and sales of municipal bonds by the Underlying Municipal Bond Funds will result in capital gains and losses, as to which net capital gains will be distributed to the Fund (typically at or near the end of each calendar year), distributed by the Fund to shareholders, and will not be tax exempt, and (2) that purchases and sales of Underlying Municipal Bond Funds by the Fund will also result in capital gains and losses, as to which net capital gains will be distributed to shareholders of the Fund at or near the end of each calendar year, and will not be tax exempt.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

Performance of the Fund during future periods will definitely vary. Some months and some quarters will result in negative performance; indeed, some future years may have negative performance.

•	Fixed-Income Risk. When the Fund invests in Underlying Municipal Bond Funds, the value of your investment in the Fund will generally decline when interest rates rise or when other factors cause declines in the municipal bond market generally or in a specific Underlying Municipal Bond Fund. Defaults by municipal issuers in which the Underlying Municipal Bond Funds invest may also harm performance.
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•	High Yield Bond Risk. Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce an Underlying Municipal Bond Fund's ability to sell its high-yield municipal bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.
•	Management Risk. The Adviser’s dependence on its municipal bond strategy and judgments about the attractiveness, value and potential appreciation of particular ETFs and mutual funds in which the Fund invests will in some cases prove to be incorrect and have negative impacts on performance.
•	Municipal Risk. Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities. Municipal general obligation debt issuers may not be able to levy or collect enough taxes as necessary to make full and timely payments to investors. Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in Underlying Municipal Bond Funds that invest in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.
•	Portfolio Turnover Risk. As to the portion of the portfolio invested in ETFs and other investment companies, turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs. The Fund’s investment style will result in most capital gains within the portfolio being realized as short-term capital gains.
•	Tax Risk. Unlike funds that invest on a buy-and-hold basis, the Fund may incur a higher level of capital gains due to the Adviser’s tactical strategy of purchasing and selling underlying municipal bond funds. Distributions of the Fund’s realized capital gains will not be tax-exempt, and the Fund expects that most of its capital gains will be short-term, rather than long-term gains.
•	Underlying Fund Costs and Risks. Each Underlying Fund is subject to specific risks, depending on its municipal bond investments. Underlying Funds are also subject to investment advisory fees and other expenses, which are indirectly borne by the Fund. As a result, your overall cost of investing in the underlying municipal bonds and other assets will be higher than the cost of investing directly in them, and may be higher than other mutual funds that invest directly in municipal bonds.
•	ETF Risk. Shares of ETFs may trade at a discount or a premium in market price if there is a limited market in such shares and are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. The index-tracking ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser: Wright Fund Management, LLC (the “Adviser”) is the Fund’s investment adviser.

Investment Adviser Portfolio Managers: Kenneth L. Sleeper, MBA, PhD, Managing Director and Portfolio Manager of the Adviser, David C. Wright, JD, Managing Director and Portfolio Manager of the Adviser and Terri Spath, MBA, CFA, CFP® and Portfolio Manager of the Adviser. Dr. Sleeper, Mr. Wright and Ms. Spath have served the Fund as portfolio managers since it commenced operations in December 2018. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: For all Classes, the minimum initial investment is $10,000 and the minimum subsequent investment is $1,000. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k). However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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